UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06600

DWS Value Builder Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2009

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Annual Report to Shareholders

DWS Value Builder Fund

Contents

4 Performance Summary

8 Information About Your Fund's Expenses

10 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

21 Financial Statements

25 Financial Highlights

29 Notes to Financial Statements

36 Report of Independent Registered Public Accounting Firm

37 Tax Information

38 Shareholder Meeting Results

39 Summary of Management Fee Evaluation by Independent Fee Consultant

44 Summary of Administrative Fee Evaluation by Independent Fee Consultant

45 Board Members and Officers

49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond Investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectuses dated August 1, 2008 are 1.50%, 2.41%, 2.26% and 1.13% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009. These ratios differ from the gross ratios disclosed in the financial highlights. The financial highlights do not include 0.23% of estimated underlying Fund expenses borne by the Fund for its investment in DWS Short Duration Plus Fund.

Returns and rankings for all periods shown reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS Value Builder Fund	1-Year	3-Year	5-Year	10-Year
Class A	-25.44%	-13.74%	-7.18%	-1.74%
Class B	-26.05%	-14.45%	-7.92%	-2.50%
Class C	-26.07%	-14.40%	-7.88%	-2.49%
Institutional Class	-25.40%	-13.52%	-6.95%	-1.50%
S&P 500® Index+	-38.09%	-13.06%	-4.76%	-3.00%
Blended Index++	-23.69%	-5.71%	-1.21%	.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/09	$ 6.68	$ 6.67	$ 6.69	$ 6.81
3/31/08	$ 13.19	$ 13.18	$ 13.21	$ 13.40
Distribution Information: Twelve Months as of 3/31/09: Income Dividends	$ .22	$ .15	$ .15	$ .26
Capital Gain Distributions	$ 3.90	$ 3.90	$ 3.90	$ 3.90
Class A Lipper Rankings — Mixed-Asset Target Allocation Growth Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	121	of	682	18
3-Year	506	of	542	94
5-Year	444	of	449	99
10-Year	206	of	249	83

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Value Builder Fund — Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,027	$6,049	$6,493	$7,904
	Average annual total return	-29.73%	-15.43%	-8.28%	-2.32%
Class B	Growth of $10,000	$7,243	$6,205	$6,592	$7,761
	Average annual total return	-27.57%	-14.70%	-8.00%	-2.50%
Class C	Growth of $10,000	$7,393	$6,273	$6,632	$7,774
	Average annual total return	-26.07%	-14.40%	-7.88%	-2.49%
S&P 500 Index+	Growth of $10,000	$6,191	$6,572	$7,834	$7,375
	Average annual total return	-38.09%	-13.06%	-4.76%	-3.00%
Blended Index++	Growth of $10,000	$7,631	$8,382	$9,409	$10,547
	Average annual total return	-23.69%	-5.71%	-1.21%	.53%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Value Builder Fund — Institutional Class [] S&P 500 Index+ [] Blended Index++

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$746,000	$646,700	$697,600	$859,600
	Average annual total return	-25.40%	-13.52%	-6.95%	-1.50%
S&P 500 Index+	Growth of $1,000,000	$619,100	$657,200	$783,400	$737,500
	Average annual total return	-38.09%	-13.06%	-4.76%	-3.00%
Blended Index++	Growth of $1,000,000	$763,100	$838,200	$940,900	$1,054,700
	Average annual total return	-23.69%	-5.71%	-1.21%	.53%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Barclays Capital Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Barclays Capital Intermediate US Government/Credit Index (name changed from Lehman Brothers Intermediate US Government/Credit Index, effective November 3, 2008) is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 801.10	$ 798.10	$ 798.10	$ 801.10
Expenses Paid per $1,000*	$ 5.70	$ 9.06	$ 9.06	$ 5.61
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,018.60	$ 1,014.86	$ 1,014.86	$ 1,018.70
Expenses Paid per $1,000*	$ 6.39	$ 10.15	$ 10.15	$ 6.29
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Value Builder Fund	1.27%	2.02%	2.02%	1.25%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Value Builder Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Value Builder Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reached the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

David Hone, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined the fund in 2008.

• Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.

• Prior to that, eight years of experience as an analyst for Chubb & Son.

• Portfolio manager for Large Cap Value; Lead portfolio manager for US Equity Income Fund Strategy: New York.

• BA, Villanova University.

In the following interview, the portfolio manager of DWS Value Builder Fund addresses the recent market backdrop, the strategy and fund performance during the 12-month period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the US financial markets perform during the past 12 months?

A: The US stock market generated very weak results during the annual period based on the -38.09% return of the fund's benchmark, the Standard & Poor's 500® (S&P 500) Index.1 The cause of this downturn was the continued evolution of the global financial crisis, which led to the deterioration of bank balance sheets, a sharp erosion in investor confidence, and a severe slowdown in economic growth. Slower growth, in turn, caused a dramatic drop-off in corporate earnings, particularly in the most economically sensitive sectors. Taken together, these factors led to a market decline whose severity has little historical precedent.

Rapid swings in stock prices garnered the most attention during the past 12 months, but the bond market also had its share of volatility. The ongoing fallout from the housing and credit crises caused investors' risk appetites to evaporate and liquidity to all but disappear in the second half of 2008. This led to a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for virtually all other segments of the bond market. In this environment, lower-quality issues — most notably corporate bonds with the lowest credit ratings — underperformed the broader bond market by a wide margin during the annual period. The net result was a return of 1.96% for the fund's fixed-income benchmark, the Barclay's Capital Intermediate US Government/Credit Index.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Barclays Capital Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

Q: How did the fund perform?

A: Class A shares of DWS Value Builder Fund returned -25.44% during the 12-month period ended March 31, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.)

The fund underperformed the -23.69% return of its blended benchmark, which is a weighted combination of three unmanaged indices: the S&P 500 Index (60%), the Barclay's Capital Intermediate US Government/Credit Index (35%) and the Merrill Lynch 3-month T-Bill Index (5%).3 The fund outpaced the S&P 500 Index, which — unlike the fund — is invested entirely in equities. The fund outperformed the -29.69% average return of its Lipper peer group — Mixed-Asset Target Allocation Growth Funds.4

3 The unmanaged Merrill Lynch 3-month T-Bill Index is representative of the 3-month Treasury market.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
4 The Lipper Mixed-Asset Target Allocation Growth Funds category is comprised of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How did the fixed-income portion of the fund perform?

A: The fund's fixed-income position made up 48.3% of net assets at the end of the period. This portion of the fund is invested entirely in DWS Short Duration Plus Fund, which employs a research-based approach that was overwhelmed by the extraordinary market conditions that existed for much of the period. Specifically, a focus on "spread sectors" that offer higher yields than US government securities held back the fund's performance amid the flight to quality.5 While the fund lost ground on an absolute basis, the fixed-income portion of the fund provided a measure of stability at a time of high volatility in the stock market.

5 Spread sectors are non-Treasury bond sectors of the fixed-income market.

Q: What factors helped and hurt performance within the equity portion of the fund?

A: In the equity portion of the portfolio, we use a value-oriented investment style that employs measures such as price-to-earnings ratios, price-to-book ratios, dividend yields and free cash flow yields.6 We focus on the equities of higher-quality companies that are temporarily out of favor with the market, and our overall emphasis is on individual stock selection and fundamental research. At a time of poor performance for the broader market, this approach worked well.

The fund generated its best relative performance in the financial sector. We emphasized attractively valued companies with recurring revenue streams, which led us to invest in outperforming stocks such as TD Ameritrade Holding Corp., Lazard Ltd. "A" and Bank of New York Mellon Corp. The fund also held a position in Union Bancal*, whose stock soared when the Japanese bank Mitsubishi UFJ* elected to buy the shares of the company it did not already own. In addition to these outperformers, we added value by avoiding the numerous financial stocks that suffered substantial losses during the course of the semiannual period.

The utilities sector was a further source of relative strength for the fund due to positions in well-run companies such as Wisconsin Energy Corp. and FPL Group Inc. We also added value in the consumer discretionary sector, where the retailer Family Dollar Stores, Inc. performed very well as consumers traded down to less expensive alternatives.

On the negative side, the fund was hurt by stock selection in the materials sector. Here, a position in the aluminum producer Alcoa, Inc. fell sharply as slower growth took a heavy toll on the company's sales. Pactiv Corp. and Packaging Corporation of America* were other notable detractors from the fund's performance in materials. Stock selection in health care further detracted from performance, due largely to positions in underperforming pharmaceutical stocks. Technology and consumer staples were also areas in which stock selection hurt the fund's return.

6 Price-to-earnings ratio is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period. Price-to-book ratio is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company to the value of that company as indicated on its financial statements.)
Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.
Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.
* Not held in the portfolio as of March 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	3/31/09	3/31/08

Common Stocks	51%	74%
Open End Fixed Income Investment Company	48%	22%
Cash Equivalents	1%	—
Corporate Bonds	—	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/09	3/31/08

Financials	22%	29%
Energy	15%	10%
Health Care	12%	11%
Consumer Staples	10%	12%
Telecommunication Services	9%	9%
Utilities	8%	6%
Consumer Discretionary	8%	4%
Information Technology	7%	7%
Industrials	5%	9%
Materials	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2009 (16.1% of Net Assets)
1. AT&T, Inc. Provider of communications services	2.4%
2. Verizon Communications, Inc. Provider of advanced communication and information technology services	1.9%
3. ExxonMobil Corp. Explorer and producer of oil and gas	1.8%
4. JPMorgan Chase & Co. Provider of global financial services	1.7%
5. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.7%
6. Wisconsin Energy Corp. Provides electric, gas and steam	1.6%
7. FPL Group, Inc. Provider of electric energy	1.4%
8. ConocoPhillips Producer of petroleum and other natural gases	1.3%
9. CVS Caremark Corp. Operator of a chain of drugstores	1.2%
10. Amgen, Inc. Developer, manufacturer and marketer of human therapeutics	1.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009

	Shares	Value ($)

Common Stocks 50.4%
Consumer Discretionary 4.1%
Multiline Retail 1.6%
Family Dollar Stores, Inc.	9,060	302,332
Kohl's Corp.*	13,810	584,440
		886,772
Specialty Retail 2.5%
AutoZone, Inc.*	2,850	463,467
Best Buy Co., Inc.	10,380	394,025
Limited Brands, Inc.	11,690	101,703
Lowe's Companies, Inc.	27,070	494,027
		1,453,222
Consumer Staples 5.2%
Beverages 0.5%
Molson Coors Brewing Co. "B"	8,380	287,266
Food & Staples Retailing 1.3%
CVS Caremark Corp.	25,800	709,242
Food Products 1.3%
Campbell Soup Co.	14,730	403,013
General Mills, Inc.	3,640	181,563
Unilever NV (NY Shares)	8,460	165,816
		750,392
Household Products 0.4%
Kimberly-Clark Corp.	5,400	248,994
Tobacco 1.7%
Altria Group, Inc.	28,190	451,604
Lorillard, Inc.	7,430	458,728
Philip Morris International, Inc.	2,360	83,969
		994,301
Energy 7.3%
Oil, Gas & Consumable Fuels
Chevron Corp.	14,580	980,359
ConocoPhillips	18,910	740,515
Devon Energy Corp.	9,230	412,489
ExxonMobil Corp.	15,060	1,025,586
Hess Corp.	4,560	247,152
Marathon Oil Corp.	16,310	428,790
Occidental Petroleum Corp.	5,860	326,109
		4,161,000
Financials 11.3%
Capital Markets 3.5%
Bank of New York Mellon Corp.	20,700	584,775
Lazard Ltd. "A"	16,320	479,808
TD Ameritrade Holding Corp.*	34,980	483,074
The Goldman Sachs Group, Inc.	4,320	458,006
		2,005,663
Commercial Banks 2.1%
BB&T Corp.	10,470	177,152
PNC Financial Services Group, Inc.	7,420	217,332
SunTrust Banks, Inc.	4,260	50,012
US Bancorp.	10,580	154,574
Wells Fargo & Co.	36,100	514,064
Zions Bancorp.	9,350	91,911
		1,205,045
Consumer Finance 0.3%
Discover Financial Services	27,010	170,433
Diversified Financial Services 2.0%
Bank of America Corp.	23,460	159,997
JPMorgan Chase & Co.	37,270	990,637
		1,150,634
Insurance 2.3%
ACE Ltd.	8,210	331,684
Allstate Corp.	16,320	312,528
CNA Financial Corp.	20,530	188,055
Loews Corp.	12,150	268,515
MetLife, Inc.	4,510	102,693
Prudential Financial, Inc.	6,410	121,918
		1,325,393
Thrifts & Mortgage Finance 1.1%
New York Community Bancorp., Inc.	27,750	309,967
People's United Financial, Inc.	15,480	278,176
		588,143
Health Care 6.2%
Biotechnology 1.1%
Amgen, Inc.*	12,160	602,163
Health Care Equipment & Supplies 1.5%
Baxter International, Inc.	11,490	588,518
Zimmer Holdings, Inc.*	6,600	240,900
		829,418
Pharmaceuticals 3.6%
Abbott Laboratories	10,860	518,022
Johnson & Johnson	5,300	278,780
Merck & Co., Inc.	6,080	162,640
Novartis AG (ADR)	5,110	193,311
Pfizer, Inc.	24,180	329,332
Wyeth	13,890	597,825
		2,079,910
Industrials 2.5%
Aerospace & Defense 1.0%
Goodrich Corp.	6,510	246,664
Honeywell International, Inc.	11,020	307,017
		553,681
Commercial Services & Supplies 0.6%
Pitney Bowes, Inc.	14,790	345,347
Electrical Equipment 0.4%
Rockwell Automation, Inc.	9,100	198,744
Industrial Conglomerates 0.5%
General Electric Co.	29,630	299,559
Information Technology 3.4%
Communications Equipment 0.6%
Harris Corp.	6,430	186,084
Nokia Oyj (ADR)	10,860	126,736
		312,820
Computers & Peripherals 0.5%
Hewlett-Packard Co.	8,930	286,296
Semiconductors & Semiconductor Equipment 1.0%
Intel Corp.	28,570	429,978
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	16,388	146,673
		576,651
Software 1.3%
Microsoft Corp.	16,680	306,412
Symantec Corp.*	29,920	447,005
		753,417
Materials 1.8%
Containers & Packaging 1.0%
Owens-Illinois, Inc.*	22,270	321,579
Pactiv Corp.*	19,120	278,961
		600,540
Metals & Mining 0.8%
Alcoa, Inc.	10,460	76,776
Freeport-McMoRan Copper & Gold, Inc.	9,500	362,045
		438,821
Telecommunication Services 4.5%
Diversified Telecommunication Services
AT&T, Inc.	53,980	1,360,296
Frontier Communications Corp.	20,330	145,969
Verizon Communications, Inc.	35,830	1,082,066
		2,588,331
Utilities 4.1%
Electric Utilities 2.0%
FPL Group, Inc.	15,330	777,691
Southern Co.	12,390	379,382
		1,157,073
Multi-Utilities 2.1%
Consolidated Edison, Inc.	7,010	277,666
Wisconsin Energy Corp.	22,310	918,503
		1,196,169
Total Common Stocks (Cost $35,750,458)		28,755,440

Open End Fixed Income Investment Company 48.3%
DWS Short Duration Plus Fund "Institutional" (a) (Cost $30,000,354)	3,104,944	27,540,851

Cash Equivalents 1.1%
Cash Management QP Trust, 0.53% (a) (b) (Cost $614,026)	614,026	614,026
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $66,364,838)+	99.8	56,910,317
Other Assets and Liabilities, Net	0.2	129,763
Net Assets	100.0	57,040,080
* Non-income producing security.
+ The cost for federal income tax purposes was $70,169,814. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $13,259,497. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $996,949 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,256,446.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.
(b) The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 56,296,291
Level 2	614,026
Level 3	—
Total	$ 56,910,317

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009
Assets
Investments: Investments in securities, at value (cost $35,750,458)	$ 28,755,440
Investment in DWS Short Duration Plus Fund, at value (cost $30,000,354)	27,540,851
Investment in Cash Management QP Trust (cost $614,026)	614,026
Total investments, at value (cost $66,364,838)	56,910,317
Cash	981,966
Interest receivable	399
Dividends receivable	63,370
Receivable for Fund shares sold	4,225
Other assets	29,865
Total assets	57,990,142
Liabilities
Payable for Fund shares redeemed	811,306
Accrued management fee	50,890
Other accrued expenses and payables	87,866
Total liabilities	950,062
Net assets, at value	$ 57,040,080
Net Assets Consist of
Undistributed net investment income	485,753
Net unrealized appreciation (depreciation) on investments	(9,454,521)
Accumulated net realized gain (loss)	(14,262,649)
Paid-in capital	80,271,497
Net assets, at value	$ 57,040,080

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($49,579,720 ÷ 7,427,180 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized	$ 6.68
Maximum offering price per share (100 ÷ 94.25 of $6.68)	$ 7.09

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,221,452 ÷ 183,072 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 6.67

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,806,866 ÷ 419,582 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 6.69
Institutional Net Asset Value, offering and redemption price per share ($3,432,042 ÷ 503,769 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 6.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2009
Investment Income
Income: Interest	$ 42,206
Dividends (net of foreign taxes withheld of $17,266)	1,819,045
Dividends from DWS affiliated mutual fund	1,853,591
Interest — Cash Management QP Trust	23,320
Total Income	3,738,162
Expenses: Management fee	809,896
Administration fee	96,947
Distribution and service fees	260,299
Services to shareholders	125,260
Custodian fee	18,221
Professional fees	77,582
Directors' fees and expenses	8,165
Reports to shareholders	57,683
Registration fees	60,020
Other	21,003
Total expenses before expense reductions	1,535,076
Expense reductions	(218,323)
Total expenses after expense reductions	1,316,753
Net investment income	2,421,409
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(13,934,629)
Change in net unrealized appreciation (depreciation) on investments	(12,372,013)
Net gain (loss)	(26,306,642)
Net increase (decrease) in net assets resulting from operations	$ (23,885,233)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2009	2008
Operations: Net investment income	$ 2,421,409	$ 4,163,607
Net realized gain (loss)	(13,934,629)	92,165,941
Change in net unrealized appreciation (depreciation)	(12,372,013)	(150,313,308)
Net increase (decrease) in net assets resulting from operations	(23,885,233)	(53,983,760)
Distributions to shareholders from: Net investment income: Class A	(1,850,121)	(4,046,363)
Class B	(30,048)	(56,575)
Class C	(69,553)	(117,748)
Institutional Class	(212,664)	(727,977)
Net realized gains: Class A	(30,624,063)	(72,712,433)
Class B	(716,426)	(1,865,586)
Class C	(1,706,396)	(3,528,109)
Institutional Class	(4,106,671)	(11,070,945)
Total distributions	(39,315,942)	(94,125,736)
Fund share transactions: Proceeds from shares sold	4,349,429	18,697,472
Reinvestment of distributions	36,622,083	85,377,645
Cost of shares redeemed	(93,781,784)	(189,620,765)
Redemption fees*	—	269
Net increase (decrease) in net assets from Fund share transactions	(52,810,272)	(85,545,379)
Increase (decrease) in net assets	(116,011,447)	(233,654,875)
Net assets at beginning of period	173,051,527	406,706,402
Net assets at end of period (including undistributed net investment income of $485,753 and $0, respectively)	$ 57,040,080	$ 173,051,527
* Effective April 1, 2008, the Fund no longer imposed the 2% redemption fee on Fund shares acquired on or after that date.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.19	$ 23.34	$ 23.79	$ 23.49	$ 23.51
Income (loss) from investment operations: Net investment income[a]	.23	.27	.37	.38	.39
Net realized and unrealized gain (loss)	(2.62)	(3.97)	1.65	.93	(.02)
Total from investment operations	(2.39)	(3.70)	2.02	1.31	.37
Less distributions from: Net investment income	(.22)	(.34)	(.35)	(.41)	(.39)
Net realized gains	(3.90)	(6.11)	(2.12)	(.60)	—
Total distributions	(4.12)	(6.45)	(2.47)	(1.01)	(.39)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.68	$ 13.19	$ 23.34	$ 23.79	$ 23.49
Total Return (%)[b]	(25.44)[c]	(20.81)[c]	8.71[c]	5.66	1.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	143	336	412	466
Ratio of expenses before expense reductions (%)	1.56	1.30	1.25	1.17	1.14
Ratio of expenses after expense reductions (%)	1.33	1.29	1.23	1.17	1.14
Ratio of net investment income (%)	2.52	1.37	1.55	1.60	1.70
Portfolio turnover rate (%)	78	73	11	19	17
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class B Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.18	$ 23.34	$ 23.80	$ 23.50	$ 23.52
Income (loss) from investment operations: Net investment income[a]	.17	.09	.18	.20	.22
Net realized and unrealized gain (loss)	(2.63)	(3.96)	1.65	.93	(.03)
Total from investment operations	(2.46)	(3.87)	1.83	1.13	.19
Less distributions from: Net investment income	(.15)	(.18)	(.17)	(.23)	(.21)
Net realized gains	(3.90)	(6.11)	(2.12)	(.60)	—
Total distributions	(4.05)	(6.29)	(2.29)	(.83)	(.21)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.67	$ 13.18	$ 23.34	$ 23.80	$ 23.50
Total Return (%)[b]	(26.05)[c]	(21.47)[c]	7.83[c]	4.86	.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	10	16	35
Ratio of expenses before expense reductions (%)	2.54	2.21	2.09	1.92	1.91
Ratio of expenses after expense reductions (%)	2.04	2.14	2.04	1.92	1.91
Ratio of net investment income (%)	1.81	.52	.74	.85	.93
Portfolio turnover rate (%)	78	73	11	19	17
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class C Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.21	$ 23.37	$ 23.81	$ 23.52	$ 23.53
Income (loss) from investment operations: Net investment income[a]	.16	.11	.19	.20	.22
Net realized and unrealized gain (loss)	(2.63)	(3.96)	1.66	.92	(.02)
Total from investment operations	(2.47)	(3.85)	1.85	1.12	.20
Less distributions from: Net investment income	(.15)	(.20)	(.17)	(.23)	(.21)
Net realized gains	(3.90)	(6.11)	(2.12)	(.60)	—
Total distributions	(4.05)	(6.31)	(2.29)	(.83)	(.21)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.69	$ 13.21	$ 23.37	$ 23.81	$ 23.52
Total Return (%)[b]	(26.07)[c]	(21.38)[c]	7.92[c]	4.81	.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	6	16	24	29
Ratio of expenses before expense reductions (%)	2.38	2.06	2.00	1.92	1.89
Ratio of expenses after expense reductions (%)	2.13	2.06	1.98	1.92	1.89
Ratio of net investment income (%)	1.72	.60	.80	.85	.95
Portfolio turnover rate (%)	78	73	11	19	17
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Institutional Class Years Ended March 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.40	$ 23.59	$ 24.02	$ 23.71	$ 23.73
Income (loss) from investment operations: Net investment income[a]	.25	.34	.44	.44	.45
Net realized and unrealized gain (loss)	(2.68)	(4.02)	1.67	.95	(.02)
Total from investment operations	(2.43)	(3.68)	2.11	1.39	.43
Less distributions from: Net investment income	(.26)	(.40)	(.42)	(.48)	(.45)
Net realized gains	(3.90)	(6.11)	(2.12)	(.60)	—
Total distributions	(4.16)	(6.51)	(2.54)	(1.08)	(.45)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.81	$ 13.40	$ 23.59	$ 24.02	$ 23.71
Total Return (%)	(25.40)[b]	(20.46)[b]	9.00[b]	5.95	1.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	21	44	86	89
Ratio of expenses before expense reductions (%)	1.22	.93	.95	.92	.90
Ratio of expenses after expense reductions (%)	1.07	.92	.94	.92	.90
Ratio of net investment income (%)	2.78	1.74	1.84	1.85	1.94
Portfolio turnover rate (%)	78	73	11	19	17
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Value Builder Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $3,597,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017, whichever occurs first.

In addition, from November 1, 2008 through March 31, 2009, the Fund incurred approximately $6,856,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Earnings and profits distributed to shareholders on redemptions on Fund shares ("tax equalization") may be utilized by the Fund to the extent permissible, as part of the Fund's dividends-paid deduction on its federal tax returns.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 485,753
Capital loss carryforwards	$ (3,597,000)
Unrealized appreciation (depreciation) on investments	$ (13,259,497)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2009	2008
Distributions from ordinary income*	$ 2,662,420	$ 7,915,309
Distributions from long-term capital gains	$ 36,653,522	$ 86,210,427
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $74,672,120 and $157,825,650, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $50 million of the Fund's average daily net assets	.915%
Next $50 million of such net assets	.765%
Next $100 million of such net assets	.715%
Over $200 million of such net assets	.615%

The Fund did not impose a portion of its management fee by an amount equal to the amount of the management fee borne by the Fund as a shareholder of the DWS Short Duration Plus Fund ("DWS affiliated mutual fund").

For the period from April 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain expenses of Class B (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired fund (DWS affiliated mutual fund) fees and expenses) to the extent necessary to maintain the operating expenses at 2.06%.

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage interest and acquired fund (DWS affiliated mutual fund) fees and expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.27%
Class B	2.02%
Class C	2.02%

Accordingly, for the year ended March 31, 2009, the Advisor waived a portion of its fee pursuant to the management agreement aggregating $138,311 and the amount imposed aggregated $671,585, which was the equivalent to an annual effective rate of 0.69% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2009 the Advisor received an Administration Fee of $96,947, of which $4,807 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2009
Class A	$ 82,903	$ 67,210	$ 5,204
Class B	5,828	5,828	—
Class C	7,471	4,692	560
Institutional Class	989	—	236
	$ 97,191	$ 77,730	$ 6,000

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with Fund's Underwriting and Distribution Services agreement, DIDI enters into related selling group agreements with various firms at various rates for sales on Class B and C shares. For the year ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2009
Class B	$ 14,302	$ 1,168
Class C	33,116	2,451
	$ 47,418	$ 3,619

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2009	Annual Effective Rate
Class A	$ 197,236	$ —	$ 4,858.24%
Class B	4,745	877	1,231.20%
Class C	10,900	—	462.25%
	$ 212,881	$ 877	$ 6,551

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2009 aggregated $1,729.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2009, the CDSC for Class B shares aggregated $3,448. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended March 31, 2009, DIDI received $67 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $34,371, of which $3,546 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended March 31, 2009, the Fund paid its allocated portion of the retirement benefit of $1,123 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2009, the Fund's custodian fee was reduced by $94 and $188, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	419,651	$ 3,960,821	913,738	$ 17,601,362
Class B	11,785	90,109	12,013	236,523
Class C	13,578	122,572	19,299	365,140
Institutional	17,285	175,927	26,570	494,447
		$ 4,349,429		$ 18,697,472
Shares issued to shareholders in reinvestment of distributions
Class A	3,374,950	$ 30,078,158	3,922,503	$ 69,609,213
Class B	76,455	681,556	94,091	1,704,691
Class C	190,402	1,702,105	194,654	3,458,578
Institutional	455,338	4,160,264	595,879	10,605,163
		$ 36,622,083		$ 85,377,645
Shares redeemed
Class A	(7,201,022)	$ (74,680,044)	(8,386,691)	$ (159,522,218)
Class B	(131,859)	(1,271,301)	(317,672)	(6,259,849)
Class C	(269,189)	(2,456,716)	(430,829)	(8,051,024)
Institutional	(1,514,289)	(15,373,723)	(957,595)	(15,787,674)
		$ (93,781,784)		$ (189,620,765)
Redemption fees		$ —		$ 269
Net increase (decrease)
Class A	(3,406,421)	$ (40,641,065)	(3,550,450)	$ (72,311,536)
Class B	(43,619)	(499,636)	(211,568)	(4,318,635)
Class C	(65,209)	(632,039)	(216,876)	(4,227,159)
Institutional	(1,041,666)	(11,037,532)	(335,146)	(4,688,049)
		$ (52,810,272)		$ (85,545,379)

G. Fund Merger

On September 23, 2008, the Board of Directors of the Fund approved, in principle, the merger of the DWS Value Builder Fund into the DWS Balanced Fund. On March 27, 2009, the Fund's shareholders approved the reorganization of the Fund into DWS Balanced Fund. Merger related costs of $107,000 were charged to the Fund in April 2009 prior to the merger. Effective April 17, 2009, the reorganization was completed.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Value Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Value Builder Fund (the "Fund") at March 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

As discussed in Note G, the Fund was merged into the DWS Balanced Fund on April 17, 2009.

Boston, Massachusetts May 26, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended March 31, 2009 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $4,059,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid distributions of $3.82 per share from net long-term capital gains during its year ended March 31, 2009, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of DWS Value Builder Fund (the "Fund") was held on March 27, 2009 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Value Builder Fund ("Value Builder Fund") to DWS Balanced Fund ("Balanced Fund"), in exchange for shares of Balanced Fund and the assumption by Balanced Fund of all liabilities of Value Builder Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Value Builder Fund in complete liquidation and termination of Value Builder Fund.

Number of Votes:
For	Against	Abstain
4,172,092.545	347,582.152	434,888.299

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	23339J 102	23339J 201	23339J 300	23339J 409
Fund Number	415	615	715	535

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2009, DWS Value Builder Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VALUE BUILDER FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$54,500	$0	$0	$0
2008	$54,200	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$21,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009